UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2007
NiSource Inc.

(Exact name of registrant as specified in its charter)
Commission file number 001-16189

Delaware	35-2108964

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (877) 647-5990
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.     REGULATION FD DISCLOSURE
On January 28, 2007 NiSource Inc. (the “Company”) issued a press release regarding a verdict reached in the case of Tawney, et al. v. Columbia Natural Resources et al. in Roane County Circuit Court. Attached as Exhibit 99.1 to this Report on Form 8-K is the Company’s press release, dated January 28, 2007.
ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated January 28, 2007, issued by NiSource Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: January 29, 2007	By:	/s/ Jeffrey W. Grossman
Jeffrey W. Grossman
Vice President and Controller

Exhibit Number	Description

99.1	Press Release, dated January 28, 2007, issued by NiSource Inc.